                                                       2002 THIRD QUARTER REPORT
The Turkish Investment Fund, Inc.

DIRECTORS AND OFFICERS                                 July 31, 2002

Barton M. Biggs          William G. Morton, Jr.
CHAIRMAN OF THE          DIRECTOR
BOARD OF DIRECTORS
                         Michael Nugent
Ronald E. Robison        DIRECTOR
PRESIDENT AND DIRECTOR
                         Fergus Reid
John D. Barrett II       DIRECTOR
DIRECTOR
                         Stefanie V. Chang
Thomas P. Gerrity        VICE PRESIDENT
DIRECTOR
                         Lorraine Truten
Gerard E. Jones          VICE PRESIDENT
DIRECTOR
                         James W. Garrett      [MORGAN STANLEY LOGO]
Joseph J. Kearns         TREASURER
DIRECTOR
                         Mary E. Mullin
Vincent R. McLean        SECRETARY
DIRECTOR
                         Belinda A. Brady      THE TURKISH INVESTMENT FUND, INC.
C. Oscar Morong, Jr.     ASSISTANT TREASURER
DIRECTOR

INVESTMENT ADVISERS
Morgan Stanley Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf
London EI4 4QA
England

ADMINISTRATOR
JPMorgan Chase Bank
73 Tremont Street
Boston, Massachusetts 02108

CUSTODIAN
JPMorgan Chase Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

STOCKHOLDER SERVICING AGENT
American Stock Transfer & Trust Company
59 Maiden Lane
New York, New York 10030
(800) 278-4353

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP
200 Park Avenue
New York, New York 10166

INDEPENDENT AUDITOR
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including          MORGAN STANLEY
the Fund's net asset value per share and            INVESTMENT MANAGEMENT INC.
information regarding the investments               INVESTMENT ADVISER
comprising the Fund's portfolio, please
call 1-800-221-6726 or visit our website at www.morganstanley.com/im.

                                         THE TURKISH INVESTMENT FUND, INC.

                                         OVERVIEW

LETTER TO STOCKHOLDERS

For the nine months ended July 31, 2002, the Turkish Investment Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 6.23% compared to -6.14% for the U.S. dollar adjusted Morgan Stanley Capital International (MSCI) Turkey Index (the "Index"). On July 31, 2002, the closing price of the Fund's shares on the New York Stock Exchange was $4.25, representing a 5.3% discount to the Fund's net asset value per share.

Market Review

Outperformance versus the benchmark was driven by both stock selection and sector allocation. The strongest contribution to relative performance came from stock selection within sectors such as financials, consumer discretionary and materials. Stock selection from consumer staples and industrials detracted slightly from performance. On a sector allocation basis, our overweight to consumer discretionary, industrials, telecom services and materials coupled with an underweight stance in financials added positively to relative returns while allocations to energy and information technology detracted from performance.

Turkey, despite an improved macro outlook and after soaring 49.5% for the two months ending December of 2001, fell 6.14% (Index return) during the nine months in review. Even as the economy makes a recovery from the deep recession of 2001 and inflation expectations continue to decline, market sentiment in Turkey remained low during the first half of 2002 due to increased global risk aversion and uncertainty over the health of the ailing seventy-seven year-old Prime Minister Ecevit. In May of 2002, Ecevit's health raised concern over his ability to maintain stability in the fragile three-party coalition threatening the economic stabilization program backed by a 16.3 billion dollar loan from the IMF. In July, however, Turkish stocks rebounded sharply on aggressive local buying, as parliament set a November 3rd date for new elections, alleviating some of the political uncertainty that has plagued the market. Meanwhile, underlying economic trends remain strong as evidenced by the latest capacity utilization data coming in higher than expectations and at pre-recession levels.

Market Outlook

Despite recent market volatility, our conviction on the possible re-rating of the Turkish equity market has increased significantly in light of the recent pivotal changes on the political front. These changes are expected to pave the way to a much stronger and more reform oriented government. Our outlook for Turkey remains positive given expectations that the economy will continue to benefit from lower real rates and an improved domestic debt profile. With the IMF loan package in hand and progress with reform in the banking and public sectors, debt financing issues have decreased. Furthermore, Turkey's geo-political importance to the West has increased since September 11th, and given continued adherence to the IMF demands, Turkey is likely to receive more support in 2002 and beyond. In our opinion, GDP growth is expected to eclipse 3.0% in 2002 after falling 7.1% in 2001. Within Turkey we are currently overweight in industrials and consumer related sectors.

Other Developments

On September 15, 1998, the Fund commenced a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares traded from their net asset value. During the nine months ended July 31, 2002, the Fund repurchased 434,459 of its shares at an average discount of 3.0% from net asset value per share. Since the inception of the program, the Fund has repurchased 1,396,709 of its shares at an average discount of 17.3% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

                                         THE TURKISH INVESTMENT FUND, INC.

                                         OVERVIEW

LETTER TO STOCKHOLDERS

Supplemental Proxy Information

The Annual Meeting of the Stockholders of the Fund was held on June 6, 2002. The following is a summary of the proposal presented and the total number of shares voted:

PROPOSAL:

1. To elect the following Directors:

                             VOTES IN           VOTES
                             FAVOR OF           AGAINST
-----------------------------------------------------------
Ronald E. Robison            3,657,077          826,521
Joseph J. Kearns             4,393,788          89,810
Michael Nugent               4,393,788          89,810
Fergus Reid                  3,659,077          826,521




Sincerely,


/s/ Ronald E. Robison

Ronald E. Robison
President and Director

                                                                     August 2002

                                         THE TURKISH INVESTMENT FUND, INC.

                                         July 31, 2002
INVESTMENT SUMMARY

Historical Information (Unaudited)

                                                                          TOTAL RETURN (%)
                                        ----------------------------------------------------------------------------------------
                                            MARKET VALUE(1)                  NET ASSET VALUE(2)                INDEX(3)
                                        ----------------------------------------------------------------------------------------
                                                           AVERAGE                         AVERAGE                      AVERAGE
                                        CUMULATIVE          ANNUAL          CUMULATIVE      ANNUAL       CUMULATIVE      ANNUAL
--------------------------------------------------------------------------------------------------------------------------------
Year to Date                                 -3.56%             --                6.23%         --            -6.14%         --
One Year                                    -13.20          -13.20%              -7.36       -7.36%          -25.06      -25.06%
Five Year                                   -10.43           -2.18               -9.91       -2.07           -46.62       -11.8
Ten Year                                     -6.44           -0.66               13.44        1.27             5.92        0.58
Since Inception*                            -39.95           -3.95              -36.56       -3.52           -34.35       -3.27

Past performance is not predictive of future performance.

TOTAL RETURN

[CHART]

                                             YEAR ENDED OCTOBER 31,
                            THE TURKISH INVESTMENT
                            FUND, INC. (2)                        MSCI TURKEY INDEX (2)
---------------------------------------------------------------------------------------
1992                        -6.36%                                -21.03%
1993                       102.39%                                156.26%
1994                       -47.61%                                -45.26%
1995                        21.27%                                 26.48%
1996                        -4.09%                                 -4.24%
1997                        60.76%                                 87.70%
1998                       -42.39%                                -50.28%
1999                        97.06%                                 78.92%
2000                        86.09%                                 56.80%
2001                       -67.47%                                -67.78%
NINE MONTHS
ENDED JULY 31,
2002                         6.23%                                 -6.14%

RETURNS AND PER SHARE INFORMATION

                                                                                                                           NINE
                                                                                                                           MONTHS
                                                                                                                           ENDED
                                                               YEAR ENDED OCTOBER 31,                                     JULY 31,
                               ----------------------------------------------------------------------------------------------------
                                  1992     1993     1994     1995     1996     1997     1998     1999     2000     2001     2002
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share      $  4.69  $  9.41  $  4.89  $  5.93  $  5.57  $  8.74  $  4.94  $  9.52  $ 17.69  $  4.23  $  4.49
Market Value Per Share         $  6.00  $ 10.38  $  6.88  $  5.88  $  5.38  $  7.63  $  4.31  $  8.19  $ 13.38  $  4.41  $  4.25
Premium/(Discount)                27.9%    10.3%    40.7%    -0.8%    -3.5%   -12.7%   -12.8%   -14.0%   -24.4%     4.3%    -5.3%
Income Dividends               $  0.07  $  0.04  $  0.12       --  $  0.12  $  0.14  $  0.14  $  0.12  $  0.03  $    --  $    --#
Capital Gains Distributions    $  0.17       --       --       --       --       --       --       --       --  $  3.23       --
Fund Total Return(2)             -6.36%  102.39%  -47.61%   21.27%   -4.09%   60.76%  -42.39%   97.06%   86.09%  -67.47%    6.23%
Index Total Return(3)           -21.03%  156.26%  -45.26%   26.48%   -4.24%   87.70%  -50.28%   78.92%   56.80%  -67.78%   -6.14%

(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International (MSCI) Turkey Index is an unmanaged index of common stocks.
*    The Fund commenced operations on December 5, 1989.
#    Amount is less than $0.005 per share.

  FOREIGN INVESTING INVOLVES CERTAIN RISKS, INCLUDING CURRENCY FLUCTUATIONS AND CONTROLS, RESTRICTIONS ON FOREIGN INVESTMENTS, LESS GOVERNMENTAL SUPERVISION AND REGULATION, LESS LIQUIDITY AND THE POTENTIAL FOR MARKET VOLATILITY AND POLITICAL INSTABILITY.

                                         THE TURKISH INVESTMENT FUND, INC.

                                         July 31, 2002 (Unaudited)
PORTFOLIO SUMMARY

Allocation of Total Investments

[CHART]

Equity Securities                         98.4%
Short-Term Investments                     1.6

Industries

[CHART]

Banks                                     18.8%
Diversified Financials                    13.4
Household Durables                        12.8
Wireless Telecommunication Services       11.3
Media                                      9.0
Construction Materials                     8.7
Beverages                                  8.0
Building Products                          6.4
Construction & Engineering                 2.6
Metals & Mining                            2.2
Other                                      6.8

Ten Largest Holdings*

                                                      PERCENT OF                                                      PERCENT OF
                                                      NET ASSETS                                                      NET ASSETS
----------------------------------------------------------------    ------------------------------------------------------------
1.      Turkcell Iletisim Hizmetleri AS                    11.3%    6.  Yapi ve Kredi Bankasi AS                             7.4%
2.      Arcelik AS                                          10.6    7.  Trakya Cam Sanayii AS                                6.4
3.      Akcansa Cimento AS                                   8.7    8.  Hurriyet Gazetecilik ve Matbaacilik AS               6.3
4.      Koc Holding AS                                       8.6    9.  Akbank TAS                                           5.4
5.      Anadolu Efes Biracilik ve Malt Sanayii AS            7.9   10.  Turkiye Garanti Bankasi AS                           4.9
                                                                                                                            ----
                                                                                                                            77.5%
                                                                                                                            ----

*Excludes Short-Term Investments

                                         THE TURKISH INVESTMENT FUND, INC.

                                         FINANCIAL STATEMENTS
                                         July 31, 2002 (Unaudited)
STATEMENT OF NET ASSETS

                                                                                         VALUE
                                                            SHARES                       (000)
----------------------------------------------------------------------------------------------
TURKISH COMMON STOCKS (99.2%)
==============================================================================================
(UNLESS OTHERWISE NOTED)
----------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE (1.8%)
Aselsan Elektronik Sanayi ve Ticaret AS                   69,464,351 (a)              $    452
----------------------------------------------------------------------------------------------
AUTOMOBILES (2.2%)
Ford Otomotiv Sanayi AS                                   58,311,000 (a)                   561
----------------------------------------------------------------------------------------------
BANKS (18.8%)
Akbank TAS                                               502,348,600 (a)                 1,382
Turkiye Garanti Bankasi AS                             1,173,004,047 (a)                 1,232
Turkiye Is Bankasi AS                                    130,550,000 (a)                   290
Yapi ve Kredi Bankasi AS                               1,889,615,561 (a)                 1,873
----------------------------------------------------------------------------------------------
                                                                                         4,777
==============================================================================================
BEVERAGES (8.0%)
Anadolu Efes Biracilik ve Malt Sanayii AS                113,608,000 (a)                 2,017
----------------------------------------------------------------------------------------------
BUILDING PRODUCTS (6.4%)
Trakya Cam Sanayii AS                                    605,903,923                     1,631
----------------------------------------------------------------------------------------------
CONSTRUCTION & ENGINEERING (2.6%)
Enka Insaat ve Sanayi AS                                  10,999,565 (a)                   644
----------------------------------------------------------------------------------------------
CONSTRUCTION MATERIALS (8.7%)
Akcansa Cimento AS                                       396,962,000 (a)                 2,208
----------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIALS (13.4%)
Alarko Holding AS                                         91,882,200                     1,210
Koc Holding AS                                           196,248,000 (a)                 2,177
----------------------------------------------------------------------------------------------
                                                                                         3,387
==============================================================================================
HOUSEHOLD DURABLES (12.8%)
Arcelik AS                                               394,046,000 (a)                 2,682
Vestel Elektronik Sanayi ve Ticaret AS                   302,775,000 (a)                   573
----------------------------------------------------------------------------------------------
                                                                                         3,255
==============================================================================================
MEDIA (9.0%)
Dogan Yayin Holding AS                                   339,000,000 (a)                   682
Hurriyet Gazetecilik ve Matbaacilik AS                   500,727,620 (a)                 1,600
----------------------------------------------------------------------------------------------
                                                                                         2,282
==============================================================================================
METALS & MINING (2.2%)
Eregli Demir ve Celik Fabrikalari TAS                     52,150,000 (a)                   563
----------------------------------------------------------------------------------------------
MULTILINE RETAIL (0.9%)
Carsi Buyuk Magazacilik AS                               275,000,000 (a)                   236
----------------------------------------------------------------------------------------------
OIL & GAS (1.1%)
Tupras-Turkiye Petrol Rafinerileri AS                     60,421,350                       286
----------------------------------------------------------------------------------------------
                                                                                         VALUE
                                                            SHARES                       (000)
----------------------------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES (11.3%)
Turkcell Iletisim Hizmetleri AS                          490,679,168 (a)              $  2,874
----------------------------------------------------------------------------------------------
TOTAL TURKISH COMMON STOCKS
(Cost $27,493)                                                                          25,173
==============================================================================================
                                                                FACE
                                                              AMOUNT
                                                               (000)
----------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (0.2%)
----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENT (0.2%)
J.P. Morgan Securities, Inc., 1.78%, dated
7/31/02, due 8/1/02
(Cost $43)                                            $           43 (b)                    43
==============================================================================================
FOREIGN CURRENCY ON DEPOSIT WITH
CUSTODIAN (1.4%)
(INTEREST BEARING DEMAND ACCOUNT)
==============================================================================================
Turkish Lira
(Cost $356)                                        TRL   601,948,636                       356
==============================================================================================
TOTAL INVESTMENTS (100.8%)
(Cost $27,892)                                                                          25,572
==============================================================================================
                                                              AMOUNT
                                                               (000)
----------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
==============================================================================================
Other Assets                                                      15
Liabilities                                                     (210)                    (195)
==============================================================================================
NET ASSETS (100%)
Applicable to 5,649,847, issued and
outstanding $ 0.01 par value shares
(30,000,000 shares authorized)                                                        $ 25,377
==============================================================================================
NET ASSET VALUE PER SHARE                                                               $ 4.49
==============================================================================================

(a) -- Non-income producing

(b) -- The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of this statement of net assets. The investment in the repurchase agreement is through participation in a joint account with affiliated funds.

       July 31, 2002 exchange rate -- Turkish Lira (TRL) 1,691,000 = $1.00.


6